October 2015

MabVax therapeutics

# Differentiated Immuno-Oncology Development Company

## Corporate Presentation

**OTCQB: MBVX**



# Disclaimer

## Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this memorandum such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

# INVESTMENT HIGHLIGHTS

**Complementary Immuno-Oncology Technologies**

- Fully human antibodies discovered from blood samples of vaccinated patients
  - Multiple high potential antibodies already in preclinical development
- In-licensed vaccine portfolio from Memorial Sloan-Kettering Cancer Center
  - Cancer vaccine program supported by multiple NIH grants

**Substantial Near-Term Clinical Pipeline**

- Two INDs to be filed in 4Q2015 for lead antibody program
  - Therapeutic and companion diagnostic products targeting metastatic pancreatic cancer
- Sarcoma and ovarian cancer vaccines in Phase 2 with Overall Survival (OS) readout expected in late 2016
- Neuroblastoma vaccine Phase 1 complete with Phase 2 IND to be filed 2016

**Novel Targets Novel Therapies Significant Market Opportunity**

- Tumor associated carbohydrate antigens present ideal targets
- Unique discovery process results in portfolio of antibodies that overcome historical limitations
- Products address significant unmet medical need for diagnosis and treatment

# Robust Pipeline with Multiple Near-Term Milestones

## Antibody Program

| Program | Indication | Partner | Pre-IND | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|---|
| HuMab 5B1-Therapeutic | Metastatic Pancreatic & Colon | NIH, MSKCC, Patheon | → | → | | |
| HuMab 5B1- PET imaging | Metastatic Pancreatic & Colon | NIH, MSKCC, Patheon | → | → | | |
| HuMab5B1-RIT | Metastatic Pancreatic | MSKCC | → | | | |
| HuMab 5B1-ADC | Metastatic Pancreatic | Heidelberg Pharma | → | | | |
| 1B7/31F9 | Sarcoma & Neuroblastoma | MSKCC | → | | | |

## Vaccine Program

| Program | Indication | Partner | Pre-IND | Phase 1 | Phase 2 | Phase 3 |
|---|---|---|---|---|---|---|
| Trivalent vaccine | Sarcoma | MSKCC, NCI | → | → | → | |
| Pentavalent Vaccine | Ovarian Cancer | MSKCC, NCI, GOG | → | → | → | |
| Bivalent Vaccine | Neuroblastoma | MSKCC, NANT, NCI | → | → | → | |
| Multiple | Melanoma, breast, SCLC, | | → | → | | |

# RECENT ACHIEVEMENTS

- Completed $12 M financing in April and additional $2.75 M financing in October
- OPKO and Dr. Philip Frost as new investors
- NIH award of $1.75 M for preclinical development of HuMab 5B1 PET product
- Juno/MSKCC option agreement on CAR T-cells made with MabVax antibodies
- Orphan Drug Designation granted for Neuroblastoma Vaccine
- Antibody drug conjugate collaboration with Heidelberg Pharma
- Successful IND enabling toxicology results on HuMab 5B1 antibody program
- Successful GMP manufacture of clinical trial material for upcoming Phase 1 trials
- Five presentations on HuMab 5B1 antibody at World Molecular Imaging Conference

# Antibody Program

DISCOVERING FULLY-HUMAN ANTIBODIES FROM THE IMMUNE RESPONSES OF VACCINATED CANCER PATIENTS



# Antibody Discovery Technology Leverages Immune Response From Many Vaccinated Patients


Vaccine Given
Multiple Times
To Drive Response
Delivered to
Multiple Patients
(Range 7 to 68)
Each Patient Immune
System Generates
Response to Vaccine
Best Antibodies
Identified
Best Antibody
Cloned & Expressed
As Monoclonal
Patient
Receives
Fully-Human
Best Antibody
As Monoclonal

- Repeatedly vaccinate to drive and achieve a specific antibody response
- Take full advantage of unique characteristics of human immune system to produce highly useful and protective antibodies
- From patient blood samples, our experienced team can rapidly identify neutralizing target specific human antibodies
- Fully-human antibodies have natural advantages; minimize side effects, cross reactivity and immunogenicity
- Created a discovery library of >100 fully-human antibody leads
- Lead antibody discovery entering clinical trials in 2016

MabVax therapeutics

# Lead Antibody Program Meets Significant Need In Metastatic Pancreatic and Colon Cancer



1. Ben-David T, Sagi-Assif O, Meshel T, et al. Immunol Lett 2008; 116: 218-24.20,
2. Personal communication with lead investigator at MSKCC

- HuMab 5B1 target is overexpressed in pancreatic and colon cancer
  - Target is the most extensively studied and clinically useful biomarker for pancreatic cancer
  - Only currently validated assay approved by FDA
  - High copy numbers on cancer cell membrane makes an attractive molecular target
  - Target facilitates tumor proliferation, invasion, and metastatic spread[1]
  - Increased expression correlated to poor survival[1]
- HuMab 5B1 derived from a patient vaccinated with MabVax's vaccine
  - Seven Stage IV patients vaccinated in 4Q08 and six are still alive (median: 197 weeks post vaccination)
  - Patient from whom derived the HuMab 5B1 antibody remains disease free at 5+ years[2]
  - Submit IND in 2015 for Phase I clinical safety trial

# HuMab 5B1 Antibody Target Significantly Overexpressed On Multiple Cancers

Pancreas, ductal adenocarcinoma, stage III



Sigmoid colon, carcinoma stage IIIB (†)



Lung, adenocarcinoma, Stage IB



Urinary bladder, muscinous adenocarcinoma, stage IV



Ovary, metastatic carcinoma from colon



Lymph node, metastatic carcinoma , IIIA



Unpublished data. All work performed at Pathology Department, MSKCC

MabVax therapeutics

# Minimal Staining in Normal Tissues Enhances Safety Profile

| Normal Tissue | Stain |
|---|---|
| Brain | neg |
| Breast | + |
| Colon | + |
| Kidney | neg |
| Liver | neg |
| Lung | neg |
| Lymph node | neg |
| Muscle | neg |
| Pancreas | + |
| Placenta | neg |
| Skin | neg |
| Spleen | neg |
| Stomach | neg |


Breast, ducts


Sigmoid colon,
goblet cells


Pancreas,
exocrine

- Positive cells are restricted to the secretory ducts and lumen of these tissues.
- These locations are inaccessible to the immune effector mechanisms.
- Reduces potential of on target off tumor toxicity
- Validated by IND enabling toxicology and tissue cross reactivity studies in NHP

Unpublished data. All work done at Pathology Department MSKCC

MabVax therapeutics

10

# HuMab 5B1 Demonstrates Substantial Potentiation of Anti-Tumor Effect of SOC Chemotherapy



Relative Tumor Growth at Day 42
Gemcitabine/nab-Paclitaxel as Baseline
BxPC3 Xenograft Model
Growth Relative to Control (%)
100
50
0
100%
77%
61%
49%
* P = .05
* P < .05
Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 5 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 30 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg
MVT-5873 50 mg/kg + Gem 80 mg/kg + nab-P 20 mg/kg

MabVax therapeutics

# HuMab 5B1-PET Improves Imaging Compared To Standard Agent In Use Today

**Mice ortho-topically transplanted with BxPC3-luc pancreatic tumor xenografts**


H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues


T
0
45
%ID/g

Acquired $^{89}$Zr radiolabed-5B1 antibody ($^{89}$Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.

*Journal of Nuclear Medicine* (Nov. 2013)


JNM
The Journal of
NUCLEAR MEDICINE

***Received $1.75 Million NIH Contract for Development of Imaging Product***

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

# 5B1 Radioimmunotherapy in BxPC3 Pancreatic Tumor Model Demonstrates Single Dose Effectiveness


Radioimmunotherapy Dose Selection
Control (PBS)
5B1 (mass balanced)
177Lu-CHX-A"-DTPA-5B1 (75 µCi)
177Lu-CHX-A"-DTPA-5B1 (450 µCi)
90Y-CHX-A"-DTPA-5B1 (25 µCi)
90Y-CHX-A"-DTPA-5B1 (250 µCi)
Normalized Tumor Volume
15
10
5
0
0
20
40
60
Time (days)
Fig 2

**Fig 2:** *In vivo* pre-clinical RIT at multiple doses matched for equivalent tumor absorbed dose between $^{90}$Y and $^{177}$Lu constructs. Treatments at all doses exhibited significant growth delay. N = 8 each group.

**Key Points:**

5B1 based RIT agents very good at suppressing tumor growth and causing tumor regression.

Potentially addresses difficulty of penetrating pancreatic tumor capsule which limits effectiveness of chemo and some antibodies

MabVax therapeutics

# HuMab 5B1 Clinical Candidate Selection Summary

- HuMab 5B1-T1: Lead 5B1 Program Therapeutic Antibody
  - ✓ Binds to target on cancer cells with high specificity and affinity
  - ✓ Does not cross-react with related carbohydrates
  - ✓ Potent cancer cell killing
  - ✓ Efficacy in pancreatic, colon, small cell lung cancer animal models
  - ✓ Acceptable profile in acute and repeat dose toxicology model
  - ✓ Internalization enables antibody drug conjugate candidate
  - ✓ Efficacy as a radioimmunotherapy agent
- $^{89}$Zr-HuMab 5B1: Lead 5B1 Program Diagnostic Antibody
  - ✓ $^{89}$Zr-5B1 selected based on superior PET imaging seen established in animal models

**Conclusion: Antibody candidate demonstrates potential utility as a therapeutic agent, a PET imaging diagnostic, a radioimmunotherapy agent and as an antibody drug conjugate**

# Market Opportunity Focusing on Metastatic Pancreatic and Colon Cancer

## Significant Unmet Medical Need with Billion Dollar Potential

### Therapeutic Product

- 96,000 new metastatic pancreatic and colon cancer patients each year
- 5 year survival rate is less than 10%
- Most advanced standard of care increases survival from 6.7 months to 8.5 months
- Antibody has demonstrated stand alone efficacy and improves efficacy of current chemo therapy
- Follow-on programs in radioimmunotherapy and ADC build on superior targeting capabilities

### Diagnostic Product

- 43,000 new pancreatic cancer patients each year and 80% have metastatic disease
- Current existing advanced imaging technologies have difficulty detecting metastatic sites
- Current PET imaging agent has difficulty differentiating between benign disease and malignancy
- Proper assessment and staging for surgery is only cure today and justification for current reimbursement

# Next Steps In Building Value With Antibody Program

- IND for HuMab 5B1therapeutic antibody product to be filed 4Q15
- IND for HuMab 5B1 based diagnostic PET product to be filed 4Q15
- Both products enter Phase 1 clinical trials in early 2016
- Phase 1 trial objectives are safety and targeting specificity
- Based on discussions with potential partners – reasonable early data from Phase 1 studies could facilitate partnering
  - Significant deals completed with antibodies in Phase 1
- HuMab 5B1 radioimmunotherapy product could be ready for IND in 2016 months
- HuMab 5B1 antibody-drug conjugate product could be ready for IND in 2017
- Follow-on antibody program focused on sarcoma could be ready for fining IND in 12 to 18 months
- Other preclinical antibody assets focus on small cell lung cancer

# Therapeutic Vaccine Program

VACCINATING PATIENTS TO ELICIT A PROTECTIVE ANTIBODY RESPONSE AIMED AT KILLING RESIDUAL DISEASE



# Sarcoma Vaccine POC Phase II Results Anticipated 2016

- **Medical Management Of Recurrent Disease**
  - 5,290 deaths per year in the U.S.
  - Recurrence rates up to 50%
  - Current therapies ineffective at preventing recurrence
- **Clinical Program Status**
  - Randomized, multicenter, double-blind Phase II trial of 136 patients at 13 sites
  - Fully enrolled with all patients fully vaccinated
  - Monitoring for overall survival
  - Statistically powered to show a 50% improvement in PFS and OS
- **Commercial Opportunity**
  - Good economics: single vaccine for all patients allows cost efficient manufacturing from non-recombinant components
  - Limited competitors in adjuvant market aimed at prolonging PFS and OS
  - Market opportunity in the U.S. is ~$200mm to ~$300mm in annual sales



Sarcoma Incidence And Prevalence
13,230
100,000
Surviving Patients
New Cases

All incidence and survival date from National Cancer Institutes SEER data

# OVARIAN VACCINE POC PHASE II RESULTS ANTICIPATED 2016

- **Medical Management Of Recurrent Disease**
  - 13,850 deaths per year in the U.S.
  - Recurrence rate is 70% and 5-year survival is 40%
  - Current therapies ineffective at preventing recurrence
- **Clinical Program Status**
  - Completely NCI funded and managed by GOG
  - Randomized, multicenter, double-blind Phase II trial of 164 patients initiated in July 2010 at 20+ sites
  - Fully enrolled and all patients vaccinated
  - Monitoring for overall survival
  - Statistically powered to show a 50% improvement in PFS and OS


Ovarian Cancer Incidence and Prevalence
21,880
174,000
Surviving Patients
New Cases

- **Commercial Opportunity**
  - Good economics: single vaccine for all patients allows cost efficient manufacturing from non-recombinant components
  - Limited competitors in adjuvant market aimed at prolonging PFS and OS
  - Market opportunity in the U.S. is ~$200mm to ~$400mm in annual sales

All incidence and survival date from National Cancer Institutes SEER data

# NEUROBLASTOMA: CHILDHOOD CANCER VACCINE PROGRAM IND 2H2015

- **Difficult disease**
  - Second leading cause of cancer death in children
  - Standard of care results which have relapse rate of 40% to 60% in 12 months and therapies have significant toxicities
  - ≈700 new cases per year US
- **Favorable Results From Phase 1 Clinical Trial**
  - Patients with high-risk NB in second (or later) complete, very good partial, or partial remission
  - Phase 1 results: 12 of 15 remain free of disease and all are alive at 29 to 40 months
  - Treatment well tolerated
- **Transition to Phase 2 Clinical Trial**
  - NIH SBIR Phase 1 grant for manufacturing Phase II clinical material awarded
  - Draft Protocol reviewed and accepted by NANT Scientific Review Committee
  - Orphan Drug status granted by FDA in 2014
  - Single study approval possible
  - Launch Phase II study 2016

*Clin Cancer Res 2014;20:1375-1382. Published February 11, 2014.*

# MabVax Key Anticipated Milestones

**Antibody and Vaccine Programs**

| Milestone | 2015 | | 2016 | | | | 2017 | | | | 2018 | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| File IND for Therapeutic MAb | | ● | | | | | | | | | | | | |
| File IND for PET Agent | | ● | | | | | | | | | | | | |
| Initiate Phase I Trial MAb | | | ● | | | | | | | | | | | |
| Initiate Phase 1 Trial PET | | | ● | | | | | | | | | | | |
| Early Data from Phase 1 | | | | | ● | | | | | | | | | |
| Initiate Phase 2 for Mab | | | | | | | | | ● | | | | | |
| Initiate Phase 2 for PET | | | | | | | | ● | | | | | | |
| Complete Preclin for RIT | | | | | ● | | | | | | | | | |
| File IND for RIT | | | | | | ● | | | | | | | | |
| Initiate Phase 1 for RIT | | | | | | | ● | | | | | | | |
| Complete Preclin for ADC | | | | | | | | ● | | | | | | |
| File IND for ADC | | | | | | | | | | ● | | | | |
| Initiate Phase I for ADC | | | | | | | | | | | ● | | | |
| Sarcoma Phase 2 OS Results | | | | | | | ● | | | | | | | |
| Ovarian Phase 2 OS Results | | | | | | | ● | | | | | | | |
| Neuroblastoma Initiate P2 | | | | | | ● | | | | | | | | |

# ROBUST INTELLECTUAL PROPERTY

- **11 issued patents and 3 pending applications in the United States**
  - Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 2 pending applications covering monoclonal antibodies

- **14 international patents and 3 pending applications**
  - Issued patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
  - 2 pending applications covering monoclonal antibodies

- **Orphan drug designation available for vaccine and antibody products**
  - Received U.S. FDA ODD in Sept 2014 for neuroblastoma vaccine

# Strong Management Team and Board of Directors

## Management

| | |
|---|---|
| **J. David Hansen**<br>**Founder, President & CEO**<br>**Board Member** | MabVax, Avanir, Xencrex Biosciences, Dura, Schering-Plough, Key, BMS |
| **Philip Livingston, M.D.**<br>**Founder & Chief Science Officer** | Memorial Sloan Kettering Cancer Center |
| **Gregory Hanson**<br>**Chief Financial Officer** | Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, Xxsys Technologies, L-3 Communications |
| **Wolfgang Scholz, Ph.D.**<br>**Founder & Vice President Antibody Discovery** | Avanir, Xencrex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute |
| **Paul Maffuid, Ph.D.**<br>**Vice President Product Development & Operations** | AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin, Magellan Labs, Cabrillo Labs, Glaxo Research Institute |

## Board of Directors

| | |
|---|---|
| **Ken Cohen** | Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji |
| **Robert Hoffman** | Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee |
| **Jeffery Ravetch, M.D., Ph.D** | Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science |
| **Paul Maier** | Former CFO Seqenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals |
| **Thomas C. Varvaro** | CFO of ChromaDex, Fast Heat, Leaf Bakery |
| **Philip Livingston, M.D.** | Corporate Officer |
| **J. David Hansen** | Corporate Officer |

MabVax therapeutics

# Shares Common Stock Outstanding

**MabVax Therapeutics Holdings, Inc.**
**Pro forma Shares Common Stock Outstanding Oct. 5, 2015**
**(Excludes Green Shoe)**

| | |
|---|---|
| 25,891,075 | Common stock issued and outstanding prior to offering |
| 2,500,000 | Underwritten offering closing Oct. 5, 2015 (excludes 15% green shoe) |
| 28,391,075 | Total issued and outstanding after closing |
| 19,149,100 | Series D plain vanilla preferred stock with 4.99% voting blocker, as converted |
| 3,333,300 | Series E plain vanilla preferred stock with 4.99% voting blocker, as converted |
| 50,873,475 | Total fully diluted shares outstanding - excludes plain vanilla warrants |
| | Memo: |
| 5,959,668 | 3-year warrants (issued in April 2015 financing) to purchase common stock at $1.50 a share (no price reset; contains cashless exercise) |
| 1,250,000 | 3-year warrants (being issued Oct. 5, 2015, to purchase common stock at $1.32 a share (no price reset, no cashless exercise) |
| 7,209,668 | Total warrants |

** Series D and Series E preferred stock, when referring to plain vanilla, include 4.99% voting blocker, no price reset, no look back provision, no dividend, $0.01 per share liquidation preference

MabVax therapeutics

# Differentiated Cancer Immunotherapy Company With Near-Term Milestones

- MabVax: Cost-effective discovery and early development of multiple novel products with significant commercial potential
- HuMab 5B1 program holds significant potential for therapeutic and diagnostic applications
- HuMab 5B1 program milestones could anticipated by mid-year 2016
- Follow-on antibody pipeline represents significant additional opportunity
- Vaccine program represents opportunity for significant upside with minimal capital requirements going forward
- Robust pipeline allows early stage partnering of first programs for early return
- Experienced management and board with significant public company experience

**MabVax Therapeutics Holdings, Inc. OTCQB: MBVX**

MabVax therapeutics

DIFFERENTIATED IMMUNO-ONCOLOGY DEVELOPMENT COMPANY

*Harnessing the Human Immune System To Diagnose and Treat Cancer*

Company Contacts

David Hansen
President and CEO
dhansen@mabvax.com
858-259-9405 x 301

Gregory Hanson
Chief Financial Officer
gregoryhanson@mabvax.com
858-259-9405 x 303